Exhibit 10.1f
EXECUTION VERSION
CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT
          THIS CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 12, 2007 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”; COMSYS Services, COMSYS IT and Pure Solutions are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation (“COMSYS Canada”), ECONOMETRIX, LLC, a Delaware limited liability company (“Econometrix”), PLUM RHINO CONSULTING, LLC, a Georgia limited liability company (“Plum Rhino”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent, ALLIED IRISH BANKS PLC, as co-documentation agent, BMO CAPITAL MARKETS FINANCING, INC., as co-documentation agent (together with ING Capital LLC and Allied Irish Banks PLC, the “Co-Documentation Agents”), and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”).
WITNESSETH:
          WHEREAS, the Borrowers, Holdings, PFI, COMSYS Canada, Econometrix, Plum Rhino, the Agent, the Co-Documentation Agents, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of December 14, 2005 (as the same has been and may hereinafter be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
          WHEREAS, the Borrowers have requested, among other things, that the Agent and the Lenders consent to (A) the acquisition (the “Praeos Acquisition”) by Holdings of all of the issued and outstanding capital stock of Praeos Technologies, Inc., a Georgia corporation (“Praeos Target”), for an aggregate purchase price not to exceed $17,500,000 plus any working capital adjustment that may be required to be paid in accordance with Section 1.3 of the Praeos Purchase Agreement described herein, and as in effect on the date hereof (the “Praeos Net Working Capital Adjustment”), which such $17,500,000 includes up to $5,500,000 of possible earnout payments (the “Praeos Earnout”), required pursuant to Section 1.4 of the Praeos Purchase Agreement, as in effect on the date hereof, provided, that such consideration shall consist solely of (i) $12,000,000 of the proceeds of Revolving Loans borrowed on the date hereof plus payments made in respect of the Praeos Working Capital Adjustment, and (ii) the Praeos Earnout payment, which may be paid no earlier than February 15, 2009, subject to and in accordance with the terms and conditions set forth in that certain Stock Purchase Agreement (the “Praeos Purchase Agreement”; the Praeos Purchase Agreement, together with each other document, agreement and instrument executed in connection therewith, in each case, as in effect on the date hereof, the “Praeos Purchase Documents”) dated as of December 12, 2007, by and among Holdings and each “Seller” as such term is defined in the Praeos Purchase Agreement (“Praeos Sellers”), (B) the formation by COMSYS IT of Praeos Technologies, LLC, a Delaware limited liability company (“Praeos”), as a Wholly-Owned Subsidiary of COMSYS IT, and (C) the merger of the Praeos Target with and into Praeos, with Praeos as the surviving entity, immediately upon the consummation of the Praeos Acquisition (the “Praeos Merger”);
          WHEREAS, the Borrowers have also requested, among other things, that the Agent and the Lenders (A) amend the Credit Agreement in certain respects, (B) consent to the conversion of Plum Rhino from a Georgia limited liability company to a Delaware limited liability company to be called Plum Rhino Consulting, LLC, a Delaware limited liability company, as successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company, to be effective on the date hereof (the “Plum Rhino Conversion”), (C) consent to Plum Rhino joining the Credit Agreement as a Borrower thereunder, immediately upon the consummation of the Plum Rhino Conversion, (D) consent to the formation (the “Canadian Subsidiary Formation”) by COMSYS Services of a Wholly-Owned Subsidiary that will be a Foreign Subsidiary to be named COMSYS IT Canada, Inc., a corporation formed under the laws of Ontario, Canada (the “COMSYS Canadian Sub”) and (E) waive the requirement for the Borrowers to deliver control agreements with respect to certain bank accounts of the Borrowers; and
          WHEREAS, the Agent and the Lenders agree to accommodate such requests of the Borrowers, on the terms and subject to the conditions herein set forth.
          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
          1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
          2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is amended as set forth in this Section 2:
          (a) Preamble. The Preamble to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“CREDIT AGREEMENT dated as of December 14, 2005 among COMSYS SERVICES LLC, a Delaware limited liability company and successor by merger to Venturi Technology Partners, LLC (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation and successor by merger to COMSYS Holding, Inc. (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”; COMSYS Services, COMSYS IT and Pure Solutions, together with each other Person who becomes a borrower hereunder by execution of a joinder in the form of Exhibit I attached hereto, are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation, ECONOMETRIX, LLC, a Delaware limited liability company, PLUM RHINO CONSULTING, LLC, a Delaware limited liability company, as successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company, COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties hereto, each as a Lender, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent and as a Lender, BMO CAPITAL MARKETS FINANCING, INC., as co-documentation agent and as a Lender, ALLIED IRISH BANKS PLC, as co-documentation agent (together with BMO Capital Markets Financing, Inc. and ING Capital LLC, the “Co-Documentation Agents”) and as a Lender, and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”) and as a Lender.”
          (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:
“COMSYS Canadian Sub” means COMSYS IT Canada, Inc., a corporation formed under the laws of Ontario, Canada.
“Praeos” means Praeos Technologies, LLC, a Delaware limited liability company, as successor by merger to Praeos Technologies, Inc., a Georgia corporation.
“Praeos Acquisition” means the acquisition by Holdings of all of the issued and outstanding capital stock of the Praeos Target, in accordance with the terms set forth in the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date.
“Praeos Earnout” means all amounts payable in accordance with Section 1.4 of the Praeos Purchase Agreement, as in effect on Sixth Amendment Effective Date.
“Praeos Merger” means the merger of the Praeos Target with and into Praeos, with Praeos as the surviving entity, immediately upon the consummation of the Praeos Acquisition.
“Praeos Purchase Agreement” means that certain Stock Purchase Agreement dated as of the December 12, 2007, by and among Holdings and the Praeos Sellers, and all documents, agreements and instruments executed in connection therewith.
“Praeos Sellers” means the “Sellers” as such term is defined in the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date.
“Praeos Target” means Praeos Technologies, Inc., a Georgia corporation.
“Sixth Amendment” means that certain Consent and Sixth Amendment to Credit Agreement dated as of the Sixth Amendment Effective Date by and among the

Borrowers and certain other Credit Parties, the Agent, the Co-Documentation Agents, the Syndication Agent and the Lenders.
“Sixth Amendment Effective Date” means December 12, 2007.
          (c) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 1.1 of the Credit Agreement:
“Debt” of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising and payable in the ordinary course of business and except any working capital adjustment that may be required to be paid in accordance with (A) Section 1.4 of the PS Purchase Agreement, as in effect on the PS Closing Date, (B) Section 1.3(c) of the Plum Rhino Purchase Agreement, as in effect on the Fifth Amendment Effective Date, and (C) Section 1.3(c) of the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date), (iv) all Capital Leases of such Person, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all equity securities of such Person subject to repurchase or redemption on a date which is prior to the Commitment Expiry Date at the option of the holder thereof, other than repurchases and redemptions (a) as a result of a change of control with respect to such Person or a sale of all or substantially all of the assets of such Person or (b) as a result of a “Fundamental Change” or a “Change in Ownership” (in each case, as defined in the Holdings Certificate of Designations), (vii) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (viii) Earnouts and other similar payment obligations including, without limitation, the PS Earnout, the Plum Rhino Earnout and the Praeos Earnout (provided, that, solely for purposes of determining compliance by the Credit Parties with the respective financial covenants set forth in Article VII, as of any date of determination, the amount of an Earnout or similar payment obligation shall be deemed to be equal to the sum of, without duplication, (a) any liquidated amounts actually due and owing on account of such Earnout or similar payment obligation, to the extent not yet paid, and (b) all amounts reasonably expected to be paid by the Borrowers, as determined by the Borrowers in their reasonable business judgment, in each case, during the immediately succeeding four (4) fiscal quarter period), and (ix) all Debt of others Guaranteed by such Person.
“Financing Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Security Documents, the Information Certificate, the Fee Letter, any subordination agreement to be entered into among the Agent, the Borrowers and Holdings in connection with the Holdings Intercompany Loan, the Assignment of PS Purchase Agreement, the

Collateral Assignment of Plum Rhino Purchase Agreement, the Collateral Assignment of Praeos Purchase Agreement, any fee letter between Merrill Lynch and any Borrower relating to the transactions contemplated hereby, any Swap Contract entered into between any Credit Party and any Eligible Swap Counterparty, and all other documents, instruments and agreements contemplated herein or thereby and executed concurrently by a Credit Party with or in favor of the Agent or the Lenders in connection herewith or at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.
“Operative Documents” means the Financing Documents, the Merger Documents, the PS Purchase Documents, the Plum Rhino Purchase Agreement, the Praeos Purchase Agreement, the Venturi Staffing Purchase Agreement and the Equity Documents.
“Plum Rhino” means Plum Rhino Consulting, LLC, a Delaware limited liability company, and successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company.
          (d) Section 3.4. Section 3.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Section 3.4 Capitalization.
     The authorized equity securities of each of the Credit Parties as of the Closing Date is as set forth on the Information Certificate. All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, and, solely with respect to the equity securities of PFI, each Borrower, COMSYS Canada, Econometrix, Plum Rhino and each of their respective Subsidiaries, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders and other Liens permitted pursuant to Section 5.2(d), and all such equity securities of each Credit Party were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of the equity securities of each of the Credit Parties and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties as of the Closing Date is set forth on the Information Certificate. Holdings owns all of the issued and outstanding equity securities of COMSYS IT, Econometrix, PFI, and prior to the Praeos Merger, the Praeos Target. COMSYS IT owns all of the issued and outstanding equity securities of COMSYS Services, Pure Solutions, COMSYS Limited, Plum Rhino and Praeos. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canada. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canadian Sub. No shares of the capital stock or other equity securities of any Credit Party, other than those described above, are issued and outstanding. Except as set forth on the Information Certificate, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any equity securities of any such entity.”

          (e) Section 4.1. Section 4.1(u) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(u) without limiting or being limited by any other provision of any Financing Document, the Credit Parties shall retain and use (i) Ceridian Corporation and its Affiliates, (ii) solely with respect to its operations in Puerto Rico, Evertec, Inc. and its Affiliates, or (iii) any other third-party reasonably acceptable to Agent to process, manage and pay the payroll taxes of the Credit Parties and shall, upon the request of Agent, cause to be delivered to Agent within ten (10) calendar days of such request, a report of such payroll taxes of the Credit Parties for the immediately preceding calendar month and evidence of payment thereof; and”
          (f) Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (o), (ii) deleting the period at the end of clause (p) thereof and substituting “;” therefor and (iii) adding new clauses (q) and (r) thereto immediately following clause (p) thereof as follows:
“(q) Debt of Holdings incurred pursuant to the Praeos Earnout; and
(r) intercompany Debt arising from loans made by a Borrower to COMSYS Canadian Sub in an aggregate amount not to exceed $500,000 at any time outstanding, reduced by the aggregate amount of all Investments made by a Borrower pursuant to Section 5.8(m); provided, however, such Debt shall be evidenced by promissory notes having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations.”
          (g) Section 5.6. Section 5.6 of the Credit Agreement is hereby amended by (i) deleting the “or” at the end of clause (e)(iii), (ii) deleting the period at the end of clause (f) thereof and substituting “; or” therefor and (iii) adding new clause (g) thereto immediately following clause (f) thereof as follows:
“(g) declare, pay, make or set aside any amount for any payment to the Praeos Sellers in respect of the Praeos Earnout, except for such payments in respect of the Praeos Earnout required to be made in accordance with Section 1.4 of the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date, or as otherwise agreed to by Agent, provided such payment shall be made either (x) in Holdings’ common stock, to the extent otherwise permitted pursuant to the terms of this Agreement, or (y) in cash, in accordance with the following and provided that the following conditions are satisfied in respect of any and all such distributions and payments pursuant to this clause (y):
(i) no more than $5,500,000 shall be paid in cash in respect of the Praeos Earnout in the aggregate during the term of this Agreement;
(ii) each payment in respect of the Praeos Earnout shall be paid in the amount and at the time required to be paid in accordance with the Praeos Purchase Agreement, as in effect on the Sixth Amendment Effective Date;

(iii) all payments in respect of the Praeos Earnout shall be made on or after February 15, 2009;
(iv) no Default or Event of Default has occurred and is continuing or would arise as a result of any such payment;
(v) after giving effect to any such payment, the Borrowers are in compliance on a pro forma basis with the covenants set forth in Article VII, recomputed for the most recent quarter for which financial statements have been delivered (provided, that, solely for purposes of this Section 5.6(g)(v), anything contained in Article VII to the contrary notwithstanding, the Credit Parties shall be deemed to be bound by the covenants set forth in such Article VII at the time of such payment);
(vi) after giving effect to such payment, the Borrowers shall have Net Borrowing Availability of not less than $25,000,000 (provided, that, for purposes of determining Net Borrowing Availability solely with respect to this Section 5.6(g)(vi), the Permanent Reserve shall not be deducted in the calculation of the Borrowing Base); and
(vii) the Funds Administrator shall have delivered to the Agent a certificate certified by an authorized officer of the Funds Administrator setting forth the calculation of the amount of each payment required to be made in respect of the Praeos Earnout in form and substance reasonably acceptable to the Agent.”
          (h) Section 5.7. Sections 5.7(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(a) consolidate or merge with or into any other Person (except, upon not less than five (5) Business Days’ prior written notice to Agent, (i) any Subsidiary of any Borrower may merge with, or dissolve or liquidate into any Borrower, provided that such Borrower shall be the continuing or surviving entity, (ii) PFI may merge with any Borrower, provided that such Borrower shall be the continuing or surviving entity, (iii) PFI may merge with and into Holdings, (iv) any Borrower may consolidate or merge with any other Borrower and (v) COMSYS Canada may merge with, or dissolve or liquidate into COMSYS Canadian Sub, provided that, in the case of clauses (i) through (v) above, such Credit Party shall comply with the provisions set forth in Section 4.9); or”
          (i) Section 5.7. Section 5.7(b) of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (b)(ii), (ii) deleting the period at the end of clause (b)(iii) thereof and substituting “; and” therefor and (iii) adding new clause (b)(iv) thereto immediately following clause (b)(iii) thereof as follows:
“(iv) COMSYS Canada may transfer all of the assets owned by COMSYS Canada to COMSYS Canadian Sub.”

          (j) Section 5.8. Sections 5.8(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(d) intercompany loans to Foreign Subsidiaries to the extent permitted pursuant to Section 5.1(d) and Section 5.1(r);”
          (k) Section 5.8. Sections 5.8 of the Credit Agreement is hereby further amended by (i) deleting the “and” at the end of clause (k), (ii) deleting the period at the end of clause (l) thereof and substituting “; and” therefor and (iii) adding new clause (m) thereto immediately following clause (l) thereof as follows:
“(m) Investments in COMSYS Canadian Sub in an aggregate amount not to exceed $500,000, reduced by the aggregate amount of all intercompany loans then outstanding made by a Borrower pursuant to Section 5.1(r).”
          (l) Section 9.1. Section 9.1(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(j) (1) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than Wachovia Investors, Inc. and its Affiliates) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the issued and outstanding shares of capital stock of Holdings having the right to vote for the election of the directors of Holdings under ordinary circumstances, (2) Holdings shall cease to directly own and control one hundred percent (100%) of each class of the outstanding equity interests of COMSYS IT, Econometrix, PFI and, prior to the consummation of the Praeos Merger, the Praeos Target, (3) COMSYS IT shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Services, Pure Solutions, COMSYS Limited, Plum Rhino and Praeos, (4) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canada, (5) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canadian Sub, (6) each Borrower shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding equity interests of each Subsidiary of such Borrower (except, with respect to clauses (2), (3), (4), (5) and (6), to the extent permitted in Section 5.7(a)), (7) any “Change in Ownership,” “Fundamental Change,” or terms of similar import occurs under the Holdings Certificate of Designations, or (8) a period of ninety (90) consecutive days shall have elapsed during which Larry L. Enterline shall cease to be the chairman of the board, chief executive officer or president of each Credit Party for any reason unless prior to the expiration of such time, a replacement reasonably satisfactory to Agent shall have been appointed and employed, or”
          (m) Section 9.1. Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the “or” at the end of clause (o), (ii) deleting the period at the end of clause (p) thereof and substituting “; or” therefor and (iii) adding new clause (q) thereto immediately following clause (p) thereof as follows:

“(q) COMSYS Canadian Sub shall (i) incur, grant or suffer to exist any Liens on any of its assets, any Debt or any Contingent Obligations (except as expressly permitted herein), (ii) issue, sell or dispose of any equity securities other than to COMSYS Service or (iii) consummate any merger or consolidation with any other Person.
          (n) Exhibit C to Credit Agreement — Compliance Certificate. Exhibit C to the Credit Agreement is hereby deleted in its entirety and Exhibit C attached hereto is substituted in lieu thereof.
          3. Consents.
          (a) Consent to Canadian Subsidiary Formation. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 5.8 of the Credit Agreement), the Agent and the Lenders consent to the Canadian Subsidiary Formation; provided, that, the foregoing consent is conditioned on the Borrowers’ delivery to Agent of evidence of the formation of the COMSYS Canadian Sub and, in connection therewith:
     (i) a pledge amendment whereby COMSYS Services shall pledge sixty-five percent (65%) of COMSYS Canadian Sub’s outstanding voting stock and one hundred percent (100%) of COMSYS Canadian Sub’s outstanding non-voting stock (such stock, the “Pledged Stock”) to the Agent, for the benefit of the Lenders, together with the stock certificates of COMSYS Canadian Sub representing the Pledged Stock, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the Pledged Stock;
     (ii) a certificate of the Secretary of COMSYS Canadian Sub certifying the Organizational Documents of COMSYS Canadian Sub that have been certified by the appropriate governmental authority in Ontario, Canada as of a recent date;
     (iii) an originally executed promissory note made by COMSYS Canadian Sub and payable to the order of COMSYS Services having terms reasonably satisfactory to Agent, with proper endorsements in favor of the Agent, for the benefit of Agent and Lenders,
     (iv) an opinion of counsel to COMSYS Canadian Sub addressed to Agent and Lenders, in form and substance reasonably satisfactory to Agent, regarding the effectiveness of the pledge of COMSYS Canada Sub’s Pledged Stock under Canadian law;
     (v) evidence that COMSYS Canadian Sub has in place, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties against loss or damage of the kinds customarily carried or maintained by Persons of established reputation engaged in similar businesses and in commercially reasonable amounts; and

     (vi) all other agreements, instruments and documents as the Agent may reasonably request, and the Borrowers shall take such additional actions as the Agent may reasonably require in order (1) to carry out more effectively the purposes of the Credit Agreement and the other Financing Documents, (2) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (3) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (4) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or intended to be granted to the Agent and the Lenders under any Financing Document or under any other document executed in connection therewith.
          (b) Consent to the Formation of Praeos, the Praeos Acquisition and the Praeos Merger. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 5.8 of the Credit Agreement), the Agent and the Lenders consent to (x) the formation of Praeos, (y) the Praeos Acquisition, in accordance with the terms and conditions set forth in the Praeos Purchase Agreement in effect on the date hereof, and (z) the Praeos Merger; provided, that, each of the foregoing consents are conditioned on the following:
     (i) the aggregate purchase price shall not exceed $17,500,000 plus the Praeos Net Working Capital Adjustment, if any, and shall consist solely of (i) a $12,000,000 payment in cash on the date hereof (to be paid with the proceeds of Revolving Loans), (ii) the Net Working Capital Adjustment, if any, and (iii) the Praeos Earnout;
     (ii) the Praeos Merger shall be consummated immediately following the consummation of the Praeos Acquisition;
     (iii) the Borrowers’ delivery to Agent of evidence that the Praeos Merger has occurred (which such evidence shall consist of (x) a filed stamped Certificate of Merger certified by the Secretary of State of the State of Delaware and (y) a filed stamped Certificate of Merger certified by the Secretary of State of the State of Georgia) immediately following the consummation of the Praeos Acquisition;
     (iv) the Borrowers’ delivery to Agent of evidence of the formation of Praeos and evidence that such Subsidiary is a Wholly Owned Subsidiary of COMSYS IT and has opted into Article VIII of the UCC and certificated its interests and, in connection therewith, (A) a Joinder to Credit Agreement, Notes and Information Certificate whereby Praeos shall become a “Borrower” under the Credit Agreement, the Notes and the Information Certificate; (B) a pledge amendment whereby COMSYS IT shall pledge one hundred percent of the membership interests of Praeos to the Agent, for the benefit of the Lenders, together with all membership interest certificates of Praeos, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the issued and outstanding membership interests of Praeos; (C) a Security Agreement executed by Praeos, whereby Praeos shall grant a lien on and security interest in all of Praeos’ assets to secure Praeos’ obligations under the

Credit Agreement (the “Additional Borrower Security Agreement”); (D) a Collateral Assignment of Purchase Agreement by Holdings and acknowledged by the Praeos Sellers; (E) a certificate of the Secretary of Praeos certifying: (1) the names and true signatures of the officers of Praeos authorized to execute, deliver and perform all obligations under the Financing Documents to which it is a party; (2) copies of the resolutions of the board of directors or other governing body of Praeos approving and authorizing the execution, delivery and performance, as applicable, of all other documents, instruments or agreements to be executed or delivered in connection herewith; and (3) the Organizational Documents of Praeos certified by the Secretary of State of Delaware, dated as of the date hereof, after giving effect to the Praeos Merger; (F) a payoff letter from each lender to the Praeos Target in form and substance reasonably satisfactory to the Agent, together with such UCC-3 termination statements, releases of mortgage Liens and other instruments, documents and/or agreements necessary or appropriate to terminate any Liens in favor of such lenders securing indebtedness which is to be paid off on the date of the Praeos Acquisition as the Agent may reasonably request, duly executed and in form and substance reasonably satisfactory to the Agent, (G) evidence that (1) Praeos has in place, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties against loss or damage of the kinds customarily carried or maintained by Persons of established reputation engaged in similar businesses and in commercially reasonable amounts and (2) pursuant to endorsements and/or assignments in form and substance satisfactory to the Agent, (x) the Agent has been named as lender’s loss payee, for its benefit and the benefit of the Lenders, in the case of casualty insurance, and (y) the Agent and each of the Lenders have been named as additional insureds in the case of all liability insurance; (H) an opinion of counsel to Praeos addressed to Agent and Lenders, in form and substance reasonably satisfactory to Agent; and (I) all other agreements, instruments and documents as the Agent may reasonably request, including, without limitation, certified copies of all Praeos Acquisition Documents, and the Borrowers shall take such additional actions as the Agent may reasonably require in order (I) to carry out more effectively the purposes of the Credit Agreement and the other Financing Documents, (II) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (III) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (IV) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or intended to be granted to the Agent and the Lenders under any Financing Document or under any other document executed in connection therewith; and
     (v) the Borrowers shall have delivered or otherwise complied with all of the requirements set forth in the definition of Permitted Acquisition (other than the condition set forth in clause 12 of such definition and other than the requirement that the acquisition be consummated by a Borrower) contained in the Credit Agreement.
Upon satisfaction of the conditions precedent set forth in Section 5 hereof and all of the requirements set forth in the definition of Permitted Acquisition (other than the condition set forth in clause 12 of such definition and other than the requirement that the acquisition be consummated by a Borrower) and notwithstanding anything to the contrary contained in the

Credit Agreement, the Praeos Acquisition shall be deemed to be a Permitted Acquisition under the Credit Agreement (provided, that, the purchase price paid in connection with the Praeos Acquisition shall not be included in determining compliance or non-compliance with the baskets contained in clause (12) of the definition of Permitted Acquisition).
          (c) Consent to the Plum Rhino Conversion and Plum Rhino Joining the Credit Agreement as a Borrower. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document, the Agent and the Lenders hereby (x) consent to the Plum Rhino Conversion and (y) agree that from and after the date hereof, immediately upon the consummation of the Plum Rhino Conversion, Plum Rhino shall be deemed a Borrower under the Credit Agreement and each other Financing Document; provided, that, the foregoing agreement is conditioned on the following:
     (i) Borrowers’ delivery of evidence that the Plum Rhino Conversion has been consummated and is effective in the State of Delaware and the State of Georgia;
     (ii) Plum Rhino’s delivery to Agent of (A) a Joinder to Credit Agreement, Notes and Information Certificate whereby Plum Rhino shall become a “Borrower” under the Credit Agreement, the Notes and the Information Certificate, and (B) a pledge amendment whereby COMSYS IT shall pledge one hundred percent of the membership interests of Plum Rhino to the Agent, for the benefit of the Lenders, together with all membership interest certificates of Plum Rhino, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the issued and outstanding membership interests of Plum Rhino;
     (iii) Plum Rhino’s delivery to the Agent of the Additional Borrower Security Agreement executed by Plum Rhino, whereby Plum Rhino shall grant a lien on and security interest in all of Plum Rhino’s assets to secure Plum Rhino’s obligations as a Borrower under the Credit Agreement;
     (iv) the Borrowers’ delivery to the Agent of a certificate of the Secretary of Plum Rhino certifying: (1) the names and true signatures of the officers of Plum Rhino authorized to execute, deliver and perform all obligations under the Financing Documents to which it is a party; (2) copies of the resolutions of the board of directors or other governing body of Plum Rhino approving and authorizing the execution, delivery and performance, as applicable, of all other documents, instruments or agreements to be executed or delivered in connection herewith; and (3) the Organizational Documents of Plum Rhino certified by the Secretary of State of Delaware as of the date hereof, after giving effect to the Plum Rhino Conversion; and
     (v) the Borrowers’ delivery to the Agent of an opinion of counsel to Plum Rhino addressed to Agent and Lenders, in form and substance reasonably satisfactory to Agent.
          4. Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Sections 5.15 and 6.1 of the Credit Agreement), the Agent and the Lenders hereby agree that the Credit Parties shall not be required to deliver a Deposit Account Control Agreements in respect of (i) the payroll account number 034-056734 maintained at Banco Popular located in Puerto Rico, provided, that, the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such account other than funds deposited therein in the ordinary course of business for purposes of funding current payroll liabilities or (ii) any “Trust Account” Microsoft requires a Borrower to maintain in connection with services provided to Microsoft by such Borrower, provided, that, the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such account other than funds deposited therein by Microsoft to be held therein for the benefit of sub-vendors of the Credit Parties working at Microsoft and the Credit Parties will at no time deposit any assets of the Credit Parties into such accounts.
          5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	delivery to the Agent of this Amendment executed by each Credit Party that is a party hereto, the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;

(b)	the truth and accuracy of the representations and warranties contained in Section 7 hereof;

(c)	receipt and satisfactory review by Agent of all financial information with respect to Praeos that Agent shall reasonably request;

(d)	the execution and delivery of each document, agreement and instrument set forth on the Closing Agenda set forth on Schedule A attached hereto; and

(e)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.
          6. Conditions Subsequent. As soon as practicable, but in no event later than ninety (90) days after the Sixth Amendment Effective Date, the Borrowers shall close the existing bank accounts in the name of the Praeos Target and transfer any funds maintained therein to an account maintained with a financial institution that has executed (or will execute) Deposit Account Control Agreements in form and substance reasonably acceptable to Agent, which such agreements shall provide that all cash maintained in such accounts shall automatically and without further direction on each banking day be remitted solely to the following account of the Agent for application to the Loans: Bank: LaSalle Bank; ABA #071000505, Account #5800393182; Account Name: MLBFS Corporate Finance; Other Ref: Comsys.
          7. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:

(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment, all of the Financing Documents to be delivered in accordance with Section 3 of this Amendment (collectively, the “Sixth Amendment Financing Documents”) and the Praeos Purchase Documents are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(c)	this Amendment, the Sixth Amendment Financing Documents and the Praeos Purchase Documents constitute the valid and binding obligations of the Credit Parties that are parties hereto or thereto (as applicable), enforceable against such Persons in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	after giving effect to this Amendment, no Default or Event of Default exists or will result from the transactions contemplated herein.
          8. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

          9. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
          10. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
          11. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
          12. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
          13. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
          14. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
[remainder of page intentionally left blank;
signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS: COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

Consent and Sixth Amendment to Credit Agreement
(COMSYS)

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES: COMSYS IT PARTNERS, INC., a Delaware corporation
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PFI LLC, a Delaware limited liability company
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

COMSYS IT CANADA, INC., a North Carolina corporation
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

ECONOMETRIX, LLC, a Delaware limited liability company
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

PLUM RHINO CONSULTING, LLC, a Georgia limited liability company
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

Consent and Sixth Amendment to Credit Agreement
(COMSYS)

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

AGENT AND LENDER: MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender
By:
	Name:	Scott E. Gast
	Title:	Vice President

Consent and Sixth Amendment to Credit Agreement
(COMSYS)

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS: CF BLACKBURN LLC
By:	GMAC Commercial Finance LLC (Servicer), as Syndication Agent and as a Lender

By:
	Name:	Thomas Brent
	Title:	Director

ING CAPITAL LLC, as Co-Documentation Agent and as a Lender
By:
	Name:	Daryn K. Venéy
	Title:	Vice President

ALLIED IRISH BANKS PLC, as Co- Documentation Agent and as a Lender
By:
Name:
Title:

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender
By:
Name:
Title:

Consent and Sixth Amendment to Credit Agreement
(COMSYS)

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.): AIB DEBT MANAGEMENT, LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:
Name:
Title:

Consent and Sixth Amendment to Credit Agreement
(COMSYS)

Exhibit I
Form of Borrower Joinder Document
JOINDER TO CREDIT AGREEMENT, NOTES AND INFORMATION CERTIFICATE
          This JOINDER TO CREDIT AGREEMENT, NOTES AND INFORMATION CERTIFICATE (this “Agreement”) dated as of this       day of            , 200      from [                                                             ], a [                                        ] (“New Borrower”), to MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., in its capacity as administrative agent (in such capacity, the “Agent”) for the benefit of Agent and Lenders. Capitalized terms used herein and otherwise not defined have the meanings ascribed to them in the Credit Agreement (defined below).
WITNESSETH THAT:
          WHEREAS, COMSYS Services LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS Information Technology Services, Inc., a Delaware corporation (“COMSYS IT”), Pure Solutions, Inc., a California corporation (“Pure Solutions”) and certain other Persons who have executed and delivered joinders thereto (such Persons, together with Pure Solutions, COMSYS Services and COMSYS IT are hereinafter referred to individually as an “Existing Borrower” and collectively as the “Existing Borrowers”), COMSYS IT Partners, Inc., a Delaware corporation (“Holdings”), Econometrix, LLC, a Delaware limited liability company (“Econometrix”), COMSYS IT Canada, INC., a North Carolina corporation (“COMSYS Canada”), PLUM RHINO CONSULTING, LLC, a Georgia limited liability company (“Plum Rhino”), PFI LLC, a Delaware limited liability company (“PFI”; PFI, together with the Existing Borrowers, Holdings, Econometrix, Plum Rhino and COMSYS Canada are sometimes hereinafter referred to individually as an “Existing Credit Party” and collectively as the “Existing Credit Parties”) have entered into that certain Credit Agreement dated as of December 14, 2005 (such Credit Agreement, as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Funds Administrator, Co-Documentation Agents, Syndication Agent, Agent and the Lenders from time to time a party thereto, whereby Lenders have agreed to provide certain credit facilities and financial accommodations to the Existing Borrowers thereunder; and
          WHEREAS, it is a condition to the continuing extension of Loans and other financial accommodations by the Lenders under the Credit Agreement that the New Borrower be joined as a borrower to the Credit Agreement, the Notes and the Information Certificate executed by Existing Credit Parties; and
           WHEREAS, it is to the economic benefit of New Borrower to execute and deliver this Agreement and be joined as a party to the Credit Agreement, the Notes and the Information Certificate executed by Existing Credit Parties;

          NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to Borrowers by Lenders from time to time, New Borrower hereby agrees as follows:
          1. New Borrower acknowledges and agrees that it is a “Borrower” under the Credit Agreement and the Notes and a “Borrower” and “Loan Party” under the Information Certificate effective upon the date of New Borrower’s execution of this Agreement. All references in the Credit Agreement and/or the Notes to the term “Borrower”, “Borrowers”, “Credit Party” or “Credit Parties” and in the Information Certificate to the term “Borrower”, “Borrowers”, “Loan Party” or “Loan Parties” shall be deemed to include the New Borrower. Without limiting the generality of the foregoing, New Borrower hereby repeats and reaffirms all covenants, agreements, representations and warranties contained in the Credit Agreement, the Notes and the Information Certificate.
          2. New Borrower hereby acknowledges and agrees that it is jointly and severally liable for all of the Obligations under the Credit Agreement, the Notes and the Information Certificate to the same extent and with the same force and effect as if New Borrower had originally been one of the Existing Borrowers under the Credit Agreement, the Notes and the Information Certificate and had originally executed the same as such an Existing Borrower. Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement, the Information Certificate and Notes shall remain unchanged and in full force and effect.
          3. New Borrower agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem reasonably necessary to carry out more effectively the purposes of this Agreement.
          4. Attached hereto are supplements to the Information Certificate setting forth the relevant information with respect to the New Borrower.
          5. No reference to this Agreement need be made in the Credit Agreement, the Notes or in any other Financing Document or other document or instrument making reference to the same, and any reference to Financing Documents in any of such is to be deemed a reference to the Credit Agreement, the Notes or other Financing Documents, as applicable, as modified hereby.
          6. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
[Remainder of Page Intentionally Left Blank;
Signature Page Follows ]

3

          Witness the due execution hereof by the duly authorized officer of the undersigned as of the date first written above.

NEW BORROWER: [ ], a [ ]
By:
	Name:	David L. Kerr
	Title:	Senior Vice President — Corporate Development

Acknowledged and accepted as of the year and
date first written above:

AGENT: MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent
By:
Name:
Title:

1

Exhibit C to Credit Agreement (Compliance Certificate)
     See attached.

1